                            CHASE MONEY MARKET FUND
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                                                December 1, 2000

Dear Shareholder:

    A special meeting of the shareholders of Chase Money Market Fund, a series of Mutual Fund Investment Trust ("MFIT"), will be held on January 26, 2001 at 9:00 a.m., Eastern time. Formal notice of the meeting appears on the next page, followed by materials regarding the meeting.

    At the special meeting (the "Meeting"), shareholders will be asked to consider and vote upon the proposed reorganization of Chase Money Market Fund into Chase Vista Prime Money Market Fund, a series of Mutual Fund Trust ("MFT") (the "Reorganization"). After the Reorganization, shareholders will hold an interest in Chase Vista Prime Money Market Fund, which is also advised by The Chase Manhattan Bank ("Chase"). The investment objective and policies of the Funds are similar. MFT is comprised of 11 portfolios, each managed by Chase, consisting of income and money market funds.

    After the proposed Reorganization, your investment would be in a larger combined fund with similar investment policies, allowing the resulting fund to take advantage of the operational and administrative efficiencies that size offers.

    The current investment adviser for both Chase Money Market Fund and Chase Vista Prime Money Market Fund is Chase. The sub-adviser for Chase Vista Prime Money Market Fund is Chase Fleming Asset Management (USA) Inc. ("CFAM"). Chase Money Market Fund has no sub-adviser. The two Funds are managed by the same portfolio management team. After the Reorganization, this team will continue to be responsible for the day-to-day investment decisions for your portfolio.

    Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization and a comparison of Chase Vista Prime Money Market Fund and MFT to Chase Money Market Fund and MFIT. The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by Chase Money Market Fund, MFIT, Chase Vista Prime Money Market Fund, MFT or their shareholders.

    If approval of the Reorganization is obtained, you will automatically receive shares of Chase Vista Prime Money Market Fund.

    The Proposal has been carefully reviewed by the Board of Trustees of MFIT, which has approved the Proposal.

    THE BOARD OF TRUSTEES OF MFIT UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

    Attached to this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-5-CHASE-0

    A proxy card is enclosed for your use in the shareholder meeting. This card represents shares you held as of the record date, November 10, 2000. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on January 26, 2001.

    Please read the enclosed materials carefully. You may, of course, attend the meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

                                                    Sincerely,

                                                    /s/ Fergus Reid

                                                    Fergus Reid
                                                    Chairman

    SPECIAL NOTE: You may receive a telephone call from us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided.

                                                                       PX12-1100

WHY IS THE REORGANIZATION BEING PROPOSED?

    The Reorganization is being proposed to increase operational and administrative efficiencies by combining two funds with similar investment policies and which are managed by the same portfolio management team.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

    Under the Reorganization, Chase Money Market Fund would transfer all of its assets and liabilities to Chase Vista Prime Money Market Fund and would receive, in exchange, shares of Chase Vista Prime Money Market Fund. Chase Money Market Fund would then be liquidated and the shares of Chase Vista Prime Money Market Fund would be distributed to shareholders such as you. After the Reorganization, you would own shares in Chase Vista Prime Money Market Fund rather than Chase Money Market Fund. Holders of Investor Class Shares would receive Vista Class Shares in Chase Vista Prime Money Market Fund and holders of Premier Class Shares would receive Premier Class Shares in Chase Vista Prime Money Market Fund.

WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE PROPOSED CHANGES ARE APPROVED?

    The investment objective and policies of the Funds are similar. The only difference in the investment policies is that the dollar weighted average maturity of the Chase Vista Prime Money Market Fund must be 60 days or less whereas the dollar weighted average maturity of Chase Money Market Fund must be 90 days or less. Accordingly, the Reorganization is not intended to have an immediate significant impact on the investment strategy implemtented in respect of your investment

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

    The contractual (or pre-waiver) and actual (or post-waiver) total expense ratios are expected to be the same or less for Chase Vista Prime Money Market Fund than they are for Chase Money Market Fund. If an increase does arise, Chase has contractually agreed to waive fees payable to it and reimburse expenses so that the total expense ratio will remain the same for at least one year after the Reorganization.

WILL THERE BE ANY CHANGE IN WHO MANAGES MY INVESTMENT?

    The same portfolio management team which manages the day-to-day investment activities of Chase Vista Prime Money Market Fund also manages Chase Money Market Fund.

WHO WILL PAY FOR THE REORGANIZATION?

    The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by either Chase Money Market Fund or Chase Vista Prime Money Market Fund (or shareholders of either fund).

HOW WILL SHAREHOLDER SERVICES CHANGE?

    Substantially similar services are available to shareholders of both Chase Money Market Fund and Chase Vista Prime Money Market Fund. You would continue to be able to purchase or redeem your investment on a daily basis.

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    You will automatically receive shares in Chase Vista Prime Money Market
Fund.

AS A HOLDER OF SHARES OF CHASE MONEY MARKET FUND, WHAT DO I NEED TO DO?

    Please read the enclosed Combined Prospectus/Proxy Statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement.

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. Therefore, to ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

                            CHASE MONEY MARKET FUND,
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 26, 2001

To the Shareholders of Chase Money Market Fund:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders
("Shareholders") of Chase Money Market Fund ("Chase Money Market Fund"), a series of Mutual Fund Investment Trust ("MFIT"), will be held at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643, on January 26, 2001 at 9:00 a.m., Eastern time, for the following purposes:

 ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") by and between MFIT, on behalf of Chase Money Market Fund, and Mutual Fund Trust ("MFT"), on behalf of Chase Vista Prime Money Market Fund, and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of Chase Money Market Fund to Chase Vista Prime Money Market Fund, a series of MFT ("Chase Vista Prime Money Market Fund") in exchange for (i) Vista Class Shares of Chase Vista Prime Money Market Fund (the "Vista Class Shares") and (ii) Premier Class Shares of Chase Vista Prime Money Market Fund ("Premier Class Shares" and together with the Vista Class Shares, the "Chase Vista Prime Money Market Fund Shares"), as applicable; and (b) the distribution of such Chase Vista Prime Money Market Fund Shares to the Shareholders of Chase Money Market Fund in connection with its liquidation.

 ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

         YOUR FUND TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

    The proposal is described in the attached Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Plan.

    Shareholders of record as of the close of business on November 10, 2000 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

   SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF MFIT. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO CHASE MONEY MARKET FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                               /s/ Lisa M. Hurley
                                               Lisa M. Hurley
                                               Secretary

    December 1, 2000

                      COMBINED PROSPECTUS/PROXY STATEMENT
                             DATED DECEMBER 1, 2000

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                            CHASE MONEY MARKET FUND,
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                (800) 5-CHASE-0

                        BY AND IN EXCHANGE FOR SHARES OF
                      CHASE VISTA PRIME MONEY MARKET FUND,
                         A SERIES OF MUTUAL FUND TRUST
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                 (800) 34-VISTA

    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of Chase Money Market Fund ("Chase Money Market Fund"), a series of Mutual Fund Investment Trust ("MFIT"), into Chase Vista Prime Money Market Fund ("Chase Vista Prime Money Market Fund"), a series of Mutual Fund Trust ("MFT"). If approved by Shareholders, the proposed reorganization would be effected by transferring all of the assets and liabilities of Chase Money Market Fund, which is a series of MFIT, to Chase Vista Prime Money Market Fund, a series of MFT, in exchange for shares of Chase Vista Prime Money Market Fund (the "Reorganization"). MFIT and MFT are both open-end management investment companies offering shares in several portfolios, and, in most cases, multiple classes of shares in each such portfolio.

    Under the proposed Reorganization, each shareholder of Chase Money Market Fund (the "Chase Money Market Fund Shareholders") would receive Shares (the "Chase Vista Prime Money Market Fund Shares") of Chase Vista Prime Money Market Fund with a value equal to such Chase Money Market Fund Shareholder's holdings in Chase Money Market Fund. Holders of Investor Class Shares would receive Vista Class Shares (the "Vista Class Shares") in Chase Vista Prime Money Market Fund and holders of Premier Class Shares would receive Premier Class Shares (the "Premier Class Shares") in Chase Vista Prime Money Market Fund. Therefore, as a result of the proposed Reorganization, current Shareholders of Chase Money Market Fund will become shareholders of Chase Vista Prime Money Market Fund ("Chase Vista Prime Money Market Fund Shareholders").

    MFIT is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and currently has 11 series of mutual fund portfolios. MFT is registered as an open-end management investment company under the 1940 Act and currently has 11 series of mutual fund portfolios. The Chase Manhattan Bank ("Chase") currently serves as investment adviser for both Chase Money Market Fund and Chase Vista Prime Money Market Fund. Chase Fleming Asset Management (USA) Inc. ("CFAM") serves as sub-adviser for Chase Vista Prime Money Market Fund. There is no sub-adviser for Chase Money Market Fund. The two Funds are managed by the same portfolio management team. After the Reorganization, this team will continue to be responsible for the day-to-day investment decisions for your portfolio. Prior to August 1, 2000, Chase Bank of Texas, N.A. ("Chase Texas") was the sub-adviser for Chase Money Market Fund. On August 1, 2000, Chase Texas became a part of Chase through an unrelated reorganization.

    The terms and conditions of these transactions are more fully described in this Combined Prospectus/ Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") between MFIT, on behalf of Chase Money Market Fund, and MFT, on behalf of Chase Vista Prime Money Market Fund, attached to this Combined Prospectus/Proxy Statement as Appendix A.

    The Board of Trustees of MFIT is soliciting proxies in connection with a Special Meeting (the "Meeting") of Shareholders to be held on January 26, 2001 at 9:00 a.m., Eastern time, at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643, at which meeting shareholders in Chase Money Market Fund will be asked to consider and approve the proposed Reorganization Plan and certain transactions contemplated by the Reorganization Plan. This Combined Prospectus/Proxy Statement constitutes the proxy statement of Chase Money Market Fund for the meeting of its Shareholders and also constitutes MFT's prospectus for Chase Vista Prime Money Market Fund Shares that have been registered with the Securities and Exchange Commission (the "Commission") and are to be issued in connection with the Reorganization.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about MFIT and MFT that a prospective investor should know before voting on the Proposal. The current prospectuses for Chase Money Market Fund and Chase Vista Prime Money Market Fund are incorporated herein by reference and the prospectus for Chase Vista Prime Money Market Fund is enclosed with this Combined Prospectus/Proxy Statement. A statement of additional information relating to this Combined Prospectus/Proxy Statement dated December 1, 2000 (the "Statement of Additional Information") containing additional information about MFIT and MFT has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information may be obtained without charge by writing to MFIT at its address noted above or by calling 1-800-5-CHASE-0.

    This Combined Prospectus/Proxy Statement is expected to first be sent to shareholders on or about December 1, 2000.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/ PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MFIT OR MFT.

    INVESTMENTS IN CHASE VISTA PRIME MONEY MARKET FUND ARE SUBJECT TO RISK-- INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN CHASE VISTA PRIME MONEY MARKET FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                                    Page
                                                    -----
INTRODUCTION......................................     1
SUMMARY...........................................     1
RISK FACTORS......................................     5
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     6
INVESTMENT POLICIES...............................     9
PURCHASES, REDEMPTIONS AND EXCHANGES..............    11
DISTRIBUTIONS AND TAXES...........................    14
COMPARISON OF CHASE MONEY MARKET FUND'S AND CHASE
 VISTA PRIME MONEY MARKET FUND'S ORGANIZATION
 STRUCTURES.......................................    14
INFORMATION RELATING TO THE ADVISORY CONTRACTS....    16
BOARD OF TRUSTEES.................................    19
INFORMATION RELATING TO VOTING MATTERS............    20
ADDITIONAL INFORMATION ABOUT MFIT.................    22
ADDITIONAL INFORMATION ABOUT MFT..................    22
FINANCIAL STATEMENTS AND EXPERTS..................    23
OTHER BUSINESS....................................    23
LITIGATION........................................    23
SHAREHOLDER INQUIRIES.............................    23
APPENDIX A--AGREEMENT AND PLAN OF
  REORGANIZATION..................................   A-1

                                  INTRODUCTION

    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of Chase Money Market Fund, a portfolio of Mutual Fund Investment Trust ("MFIT"), an open-end management investment company, in connection with the solicitation by the Board of Trustees of MFIT ("MFIT Board") of proxies to be used at a Special Meeting of Shareholders of Chase Money Market Fund to be held on January 26, 2001 at 9:00 a.m., Eastern time, at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643 (together with any adjournments thereof, the "Meeting"). It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about December 1, 2000.

    At the Meeting, Chase Money Market Fund shareholders (the "Chase Money Market Fund Shareholders") will consider and vote upon an Agreement and Plan of Reorganization (the "Reorganization Plan") dated October 31, 2000 between MFIT, on behalf of Chase Money Market Fund, and MFT, on behalf of Chase Vista Prime Money Market Fund ("Chase Vista Prime Money Market Fund," together with Chase Money Market Fund, the "Funds"), pursuant to which all of the assets and liabilities of Chase Money Market Fund will be transferred to Chase Vista Prime Money Market Fund in exchange for shares (the "Chase Vista Prime Money Market Fund Shares") of Chase Vista Prime Money Market Fund. As a result of this transaction (the "Reorganization"), Chase Money Market Fund Shareholders will become shareholders of Chase Vista Prime Money Market Fund and will receive Chase Vista Prime Money Market Fund Shares equal in value to their holdings in Chase Money Market Fund on the date of the Reorganization. Holders of Investor Class Shares in Chase Money Market Fund would receive Vista Class Shares ("Vista Class Shares") in Chase Vista Prime Money Market Fund and holders of Premier Class Shares in Chase Money Market Fund would receive Premier Class Shares ("Premier Class Shares") in Chase Vista Prime Money Market Fund. Further information relating to Chase Vista Prime Money Market Fund is set forth herein. The proposed Reorganization is occasionally referred to herein as the "Proposal."

                THE MFIT BOARD HAS RECOMMENDED THAT SHAREHOLDERS
                            VOTE "FOR" THE PROPOSAL

    Approval of the Reorganization Plan by Chase Money Market Fund requires the affirmative vote of the lesser of (i) 67% or more of the Chase Money Market Fund Shares present at the Meeting and (ii) more than 50% of all outstanding Chase Money Market Fund Shares. If the Reorganization Plan is not approved by Chase Money Market Fund Shareholders, the MFIT Board will consider other appropriate courses of action.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information in respect of the Chase Vista Prime Money Market Fund Shares, and the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A. Chase Vista Prime Money Market Fund's Annual Report to Shareholders is enclosed with this Combined Prospectus/ Proxy Statement.

PROPOSED TRANSACTION

    Pursuant to the proposed Reorganization Plan, Chase Money Market Fund, an existing series of MFIT, will transfer all of its assets and liabilities to Chase Vista Prime Money Market Fund in exchange for shares of Chase Vista Prime Money Market Fund, a series of MFT.

    Under the proposed Reorganization, each Chase Money Market Fund Shareholder would receive a number of Chase Vista Prime Money Market Fund Shares with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of such shareholder's Chase Money Market Fund Shares on such date. Therefore, following the proposed Reorganization, Chase Money Market Fund Shareholders will be Chase Vista Prime Money Market Fund Shareholders.

    The contractual (or pre-waiver) and actual (or post-waiver) total expense ratios are expected to be the same or less for Chase Vista Prime Money Market Fund than they are for Chase Money Market Fund.

    Based upon their evaluation of the relevant information presented to them, including an analysis of the operation of Chase Vista Prime Money Market Fund both before and after the Reorganization, and in consideration of the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the MFIT Board and the MFT Board, including a majority of each Board's members who are not "interested persons" within the meaning of the 1940 Act, have each determined that the proposed Reorganization is in the best interests of each Fund's respective shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.

INVESTMENT ADVISERS

    The investment adviser to both Chase Money Market Fund and Chase Vista Prime Money Market Fund is The Chase Manhattan Bank ("Chase"). Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation. In addition, Chase Fleming Asset Management (USA) Inc. ("CFAM"), a wholly-owned subsidiary of Chase, serves as the sub-adviser to Chase Vista Prime Money Market Fund pursuant to an agreement with Chase and manages Chase Vista Prime Money Market Fund on a day-to-day basis. The same portfolio management team which manages the Chase Money Market Fund manages and will continue to manage the Chase Vista Prime Money Market Fund. Prior to August 1, 2000, Chase Bank of Texas, N.A. ("Chase Texas") was the sub-adviser for Chase Money Market Fund. On August 1, 2000, Chase Texas became a part of Chase through an unrelated reorganization. It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to CFAM and, thereafter, CFAM will be the sole investment adviser to Chase Vista Prime Money Market Fund and Chase Money Market Fund.

REASONS FOR THE REORGANIZATION

    The MFIT Board and MFT Board decided to reorganize Chase Money Market Fund into Chase Vista Prime Money Market Fund to increase operational and administrative efficiencies and since the investment objectives and policies of the two Funds are similar and are managed by the same portfolio management team. In addition, Chase Money Market Fund Shareholders will have a greater variety of investment opportunities available since they can exchange Chase Vista Prime Money Market Fund Shares for shares in other Chase Vista funds at net asset value, subject to certain restrictions described in this Combined Prospectus/Proxy Statement.

FEDERAL INCOME TAX CONSEQUENCES

    Simpson Thacher & Bartlett, counsel to MFIT, will issue an opinion (based on certain assumptions) as of the effective time of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to Chase Money Market Fund, Chase Vista Prime Money Market Fund or their respective shareholders. The holding period and tax basis of Chase Vista Prime Money Market Fund Shares will be the same as the holding period and tax cost basis of the shareholder's shares of Chase Money Market Fund. In addition, the holding period and tax basis of those assets owned by Chase Money Market Fund transferred to Chase Vista Prime Money Market Fund will be identical for Chase Money Market Fund. See "Information Relating to the Proposed Reorganization -- Federal Income Tax Consequences."

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each Fund is to seek the highest possible level of current income while still maintaining liquidity and preserving capital.

    The investment policies of the Funds are similar except that the dollar weighted average maturity of the Chase Vista Prime Money Market Fund is required to be 60 days or less whereas the dollar weighted average maturity of Chase Money Market Fund is required to be 90 days or less.

ADDITIONAL TRUST PORTFOLIOS

    In addition to Chase Money Market Fund, MFIT currently offers ten additional portfolios:

Balanced Fund                                                 Income Fund
Core Equity Fund                                              Intermediate Bond Fund
Equity Growth Fund                                            Short-Intermediate Term U.S. Government Securities Fund
Equity Growth Fund II                                         Small Capitalization Fund
Equity Income Fund                                            U.S. Government Securities Fund

    Detailed descriptions of each MFIT portfolio can be found in the MFIT prospectuses and Statement of Additional Information. MFIT may add or subtract additional portfolios from time to time in the future. However, in connection with other concurrent reorganizations, it is anticipated that some of these portfolios will be liquidated.

    In addition to Chase Vista Prime Money Market Fund, MFT currently offers ten additional portfolios:

100% U.S. Treasury Securities Money Market Fund               Tax Free Money Market Fund
Treasury Plus Money Market Fund                               New York Tax Free Money Market Fund
Federal Money Market Fund                                     California Tax Free Money Market Fund
U.S. Government Money Market Fund                             Tax Free Income Fund
New York Tax Free Income Fund                                 California Intermediate Tax Free Fund

    Detailed descriptions of each MFT portfolio can be found in the MFT prospectuses and Statement of Additional Information. MFT may add or subtract portfolios from time to time in the future. However, in connection with other concurrent reorganizations, it is anticipated that some of these portfolios will be liquidated.

PRINCIPAL RISKS OF INVESTING IN CHASE VISTA PRIME MONEY MARKET FUND

    The following discussion highlights the principal risk factors associated with an investment in Chase Vista Prime Money Market Fund. Chase Vista Prime Money Market Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so. The value of money market investments tends to fall when prevailing interest rates rise. Repurchase agreements involve some risk to Chase Vista Prime Money Market Fund if the other party does not live up to its obligations under the agreement. Chase Vista Prime Money Market Fund's ability to concentrate its investments in the banking industry could increase risks. Investments in foreign banks and other foreign issuers may be riskier than investments in the United States.

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

  ADVISORY SERVICES

    The investment adviser for both Chase Money Market Fund and Chase Vista Prime Money Market Fund is Chase. Chase oversees the asset management and administration of both Funds. As compensation for its services, Chase receives a management fee from each of Chase Money Market Fund and Chase Vista Prime Money Market Fund at an annual rate of 0.30% and 0.10%, respectively, of their respective average daily net assets. A portion of the fee generated with respect to Chase Vista Prime Money Market Fund is used to pay CFAM, Chase Vista Prime Money Market Fund's sub-adviser.

    Pursuant to the terms of advisory agreements between Chase and MFIT and between Chase and MFT (each, an "Advisory Agreement"), Chase is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of Chase Money Market Fund, subject to the general supervision of the MFIT Board, and Chase Vista Prime Money Market Fund, subject to the general supervision of the MFT Board. Pursuant to an investment sub-advisory agreement between Chase and CFAM (the "Subadvisory Agreement"), Chase delegates certain of these responsibilities to CFAM with respect to Chase Vista Prime Money Market Fund. For the investment sub-advisory services rendered to Chase Vista Prime Money Market Fund and Chase, CFAM is entitled to receive from Chase an annual fee of 0.03% of Chase Vista Prime Money Market Fund's average net assets.

    It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to CFAM and, thereafter, CFAM will be the sole investment adviser to Chase Vista Prime Money Market Fund and Chase Money Market Fund.

  OTHER SERVICES

    Vista Fund Distributors, Inc. ("VFD"), a wholly-owned, indirect subsidiary of BISYS Fund Services, Inc. ("BISYS") is the distributor for Chase Vista Prime Money Market Fund. CFD Fund Distributors, Inc. ("CFD"), another wholly-owned indirect subsidiary of BISYS, is the distributor for Chase Money Market Fund. VFD and CFD are unaffiliated with Chase.

    Chase serves as administrator, fund accountant and custodian for both Chase Money Market Fund and Chase Vista Prime Money Market Fund. The services provided by Chase include day-to-day maintenance of certain books and records, calculation of the offering price of the shares and preparation of reports. In its role as custodian, Chase is responsible for the daily safekeeping of securities and cash held by both Chase Money Market Fund and Chase Vista Prime Money Market Fund.

    PricewaterhouseCoopers LLP ("PwC") serves as both Chase Money Market Fund's and Chase Vista Prime Money Market Fund's independent accountants, auditing and reporting on the annual financial statements of each Fund and preparing each Fund's federal income tax returns. PwC also performs other professional accounting, auditing, tax and advisory services when MFIT or MFT engages it to do so.

ORGANIZATION

    Each of MFIT and MFT is organized as a Massachusetts business trust. Chase Money Market Fund is organized as a series of MFIT and Chase Vista Prime Money Market Fund is organized as a series of MFT.

PURCHASES, REDEMPTIONS AND EXCHANGES

    The procedures for making purchases, redemptions and exchanges of shares of Chase Vista Prime Money Market Fund are substantially similar to those with respect to shares of Chase Money Market Fund.

                       COMPARATIVE FEE AND EXPENSE TABLES

    The table below shows (i) information regarding the fees and expenses paid by each of Chase Money Market Fund and Chase Vista Prime Money Market Fund that reflect current expense arrangements, and (ii) estimated fees and expenses on a pro forma basis for Chase Vista Prime Money Market Fund after giving effect to the proposed Reorganization. Under the proposed Reorganization, holders of Investor Class Shares in Chase Money Market Fund would receive Vista Class Shares in Chase Vista Prime Money Market Fund and holders of Premier Class Shares in Chase Money Market Fund would receive Premier Class Shares in Chase Vista Prime Money Market Fund. The table indicates that both contractual (pre-waiver) and actual (post-waiver) total expense ratios for current holders of Chase Money Market Fund are anticipated to be the same or less following the Reorganization. In addition, Chase has agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses do not increase for at least one year.

                                       CHASE                       CHASE
                                MONEY MARKET FUND(A)  VISTA PRIME MONEY MARKET FUND(B)
                                --------------------  --------------------------------
                                INVESTOR    PREMIER        VISTA           PREMIER
                                  CLASS      CLASS         CLASS            CLASS
                                 SHARES     SHARES        SHARES           SHARES
                                ---------  ---------  ---------------  ---------------
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)
Management Fees                   0.30%      0.30%         0.10%            0.10%
Distribution (12b-1) Fees         0.10%     None        None             None
Other Expenses                    0.35%      0.25%         0.50%            0.38%
                                  ----       ----          ----             ----
Total Annual Fund Operating
  Expenses                        0.75%      0.55%         0.60%            0.48%
                                  ====       ====          ====             ====

                                             CHASE VISTA PRIME MONEY MARKET FUND (COMBINED)(c)
                                          --------------------------------------------------------
                                          PRO FORMA VISTA CLASS   PRO FORMA PREMIER CLASS SHARES
                                          ---------------------  ---------------------------------
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)
Management Fees                                    0.10%                        0.10%
Distribution (12b-1) Fees                     None                      None
Other Expenses                                     0.50%                        0.38%
                                                  -----                        -----
Total Annual Fund Operating Expenses               0.60%                        0.48%
Contractual Fee Waivers and Expense
  Reimbursements                                   0.01%                        0.03%
                                                  -----                        -----
Net Expenses                                       0.59%                        0.45%
                                                  =====                        =====

---------------------

(a) The actual Management Fees for Chase Money Market Fund are expected to be 0.25%, actual Distribution Fees for Investor Class Shares are expected to be 0.00% and Total Annual Fund Operating Expenses for Investor and Premier Class Shares are not expected to exceed 0.60% and 0.50%, respectively. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.
(b) The actual Other Expenses for Vista and Premier Class shares of Chase Vista Prime Money Market Fund, prior to the reorganization, are expected to be 0.49% and 0.35%, respectively, and Total Annual Fund Operating Expenses for Vista and Premier Class shares are not expected to exceed 0.59% and 0.45%, respectively. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.
(c) The actual Other Expenses for Vista and Premier Class shares of Chase Vista Prime Money Market Fund, subsequent to the reorganization, are expected to be 0.49% and 0.35%, respectively, and Total Annual Fund Operating Expenses for Vista and Premier Class shares are not expected to exceed 0.59% and 0.45%, respectively. That is because Chase and some of the other service providers have contractually agreed not to collect a portion of their fees and to reimburse others for one year after the Reorganization. Chase and these other service providers may terminate this arrangement after the one-year period expires.

    The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

    EXAMPLE: This example helps investors compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes:

    - you invest $10,000;

    - you sell all of your shares at the end of the period;

    - your investment has a 5% return each year; and

    - each Fund's operating expenses are not waived and remain the same as shown above.

    Although actual costs may be higher or lower, based upon these assumptions your costs would be:

                                       1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
                                ---------------------  ----------------------  ----------------------  ----------------------
CHASE MONEY MARKET FUND
  INVESTOR CLASS SHARES         $                 77   $                  240  $                  417  $                  930
  PREMIER CLASS SHARES          $                 56   $                  176  $                  307  $                  689
CHASE VISTA PRIME MONEY MARKET
  FUND
  VISTA CLASS SHARES            $                 61   $                  192  $                  335  $                  750
  PREMIER CLASS SHARES          $                 49   $                  154  $                  269  $                  604
PRO FORMA CHASE VISTA PRIME
MONEY MARKET FUND
  VISTA CLASS SHARES            $                 61   $                  192  $                  335  $                  750
  PREMIER CLASS SHARES          $                 49   $                  154  $                  269  $                  604

                                  RISK FACTORS

    The following discussion highlights the principal risk factors associated with an investment in Chase Vista Prime Money Market Fund. Chase Vista Prime Money Market Fund has similar investment objectives and policies to Chase Money Market Fund. Accordingly, there should be no material difference in the risk factors associated with them. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectus and Statement of Additional Information of Chase Vista Prime Money Market Fund, which are incorporated herein by reference.

    Chase Vista Prime Money Market Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

    The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

    Repurchase agreements involve some risk to Chase Vista Prime Money Market Fund if the other party does not live up to its obligations under the agreement.

    Chase Vista Prime Money Market Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

    Investments in foreign banks and other foreign issuers may be riskier than investments in the United States. That could be, in part, because of difficulty converting investments into cash, political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

    Although Chase Vista Prime Money Market Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

    The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of Chase Money Market Fund will be transferred to and assumed by Chase Vista Prime Money Market Fund. In exchange for the transfer of the assets, and the assumption of the liabilities, of Chase Money Market Fund, MFT will issue at the Effective Time of the Reorganization full and fractional (a) Vista Class Shares of Chase Vista Prime Money Market Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Investor
Class Shares of Chase Money Market Fund and (b) Premier Class Shares of Chase Vista Prime Money Market Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Premier Class Shares of Chase Money Market Fund, in each case as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that Chase Money Market Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to the Chase Money Market Fund Shareholders all undistributed net investment income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

    Following the transfer of assets to, and the assumption of the liabilities of Chase Money Market Fund by Chase Vista Prime Money Market Fund, Chase Money Market Fund will distribute Chase Vista Prime Money Market Fund Shares received from MFT to the Chase Money Market Fund Shareholders in liquidation of Chase Money Market Fund. Each Chase Money Market Fund Shareholder at the Effective Time of the Reorganization will receive an amount of Vista Class Shares or Premier Class Shares, as the case may be, with a total net asset value equal to the net asset value of their Chase Money Market Fund Shares plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of Chase Money Market Fund.

    Chase Vista Prime Money Market Fund expects to maintain most of the portfolio investments of Chase Money Market Fund in light of the similar investment policies of Chase Money Market Fund and the investment strategies of its investment adviser.

    After the Reorganization, all of the issued and outstanding shares of Chase Money Market Fund Shares will be canceled on the books of Chase Money Market Fund and the stock transfer books of Chase Money Market Fund will be permanently closed.

    The Reorganization is subject to a number of conditions, including without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the Chase Money Market Fund Shareholders; the receipt of a legal opinion from Simpson Thacher & Bartlett with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on February 19, 2001 or such other date as is agreed to by the parties.

    The expenses of Chase Money Market Fund and Chase Vista Prime Money Market Fund in connection with the Reorganization will be borne by Chase.

    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if its trustees determine that proceeding with the Reorganization Plan is not in the best interests of their fund's shareholders.

BOARD CONSIDERATIONS

    In its consideration and approval of the Reorganization at meetings held on September 19, 2000 and October 24, 2000, the MFIT Board considered and discussed the future of Chase Money Market Fund and how to best serve the Chase Money Market Fund Shareholders' interests. The Trustees discussed the size of Chase Money Market Fund's investment portfolio (approximately $[343] million as of [August 31, 2000]) and the increasing advantages of reorganizing Chase Money Market Fund into Chase Vista Prime Money Market Fund. The Trustees reviewed the Proposal. After discussions, it was decided to pursue the Reorganization with Chase Vista Prime Money Market Fund.

    In its consideration and approval of the Reorganization, the MFIT Board considered, among other things: the terms of the Reorganization Plan; a comparison of each fund's historical and projected expense ratios; the comparative investment performance of Chase Money Market Fund and Chase Vista Prime Money Market Fund; the effect of such Reorganization on Chase Money Market Fund and its shareholders; the fact that the day-to-day portfolio management would be unchanged by the Reorganization; the investment advisory services supplied by Chase and its affiliates; the management and other fees payable by Chase Vista Prime Money Market Fund; the similarities and differences in the investment objective and policies of the Funds; the opportunity to combine Chase Money Market Fund with Chase Vista Prime Money Market Fund in an effort to realize operational and administrative efficiencies; the recommendations of Chase with respect to the proposed Reorganization; the fact that all costs and expenses of the Reorganization will be borne by Chase; and the fact that the Reorganization would constitute a tax-free reorganization.

    After considering the foregoing factors, together with such information as they believed to be relevant, the MFIT Board determined that the proposed Reorganization is in the best interests of Chase Money Market Fund and that the interests of the Chase Money Market Fund Shareholders would not be diluted as a result of the Reorganization and approved the Reorganization Plan and directed that the Reorganization Plan be submitted to the Chase Money Market Fund Shareholders for approval.

    The MFT Board considered the proposed Reorganization from the perspective of Chase Vista Prime Money Market Fund. The MFIT Board considered, among other things; the terms of the Reorganization Plan; the opportunity to combine the two Funds in an effort to realize operational and administrative efficiencies; the fact that all costs and expenses of the Reorganization will be borne by Chase; and the fact that the Reorganization would consititute a tax-free reorganization. Based upon its evaluation of the relevant information provided to it, and in light of its fiduciary duties under federal and state law, the MFT Board determined that the proposed Reorganization is in the best interests of the shareholders of Chase Vista Prime Money Market Fund and the interests of Chase Vista Prime Money Market Fund's Shareholders would not be diluted as a result of the Reorganization.

    After considering the foregoing factors, together with such other information as it believed to be relevant, the MFT Board approved the Reorganization Plan.

      THE MFIT BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

    The MFIT Board has not determined what action Chase Money Market Fund will take in the event shareholders fail to approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action.

FEDERAL INCOME TAX CONSEQUENCES

    Consummation of the Reorganization is subject to the condition that MFIT receive an opinion from Simpson Thacher & Bartlett to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of Chase Money Market Fund to Chase Vista Prime Money Market Fund in exchange for Chase Vista Prime Money Market Fund Shares and the liquidating distributions to Shareholders of Chase Vista Prime Money Market Fund Shares so received, as described in the Reorganization Plan, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, Chase Money Market Fund and Chase Vista Prime Money Market Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Chase Money Market Fund as a result of such transaction; (iii) no gain or loss will be recognized by Chase Vista Prime Money Market Fund as a result of such transaction; (iv) no gain or loss will be recognized by the Chase Money Market Fund Shareholders on the distribution to Chase Money Market Fund Shareholders of the Chase Vista Prime Money Market Fund Shares in exchange for their Chase Money Market Fund Shares;
(v) the aggregate basis of Shares of Chase Vista Prime Money Market Fund received by a Shareholder of Chase Money Market Fund will be the same as the aggregate basis of such Chase Money Market Fund Shareholder's Chase Money Market Fund Shares immediately prior to the Reorganization; (vi) the basis of Chase Vista Prime Money Market Fund in the assets of Chase Money Market Fund received pursuant to such transaction will be the same as the basis of such assets in the hands of Chase Money Market Fund immediately before such transaction; (vii) a Chase Money Market Fund Shareholder's holding period for Chase Vista Prime Money Market Fund Shares will be determined by including the period for which each Chase Money Market Fund Shareholder held Chase Money Market Fund Shares exchanged therefor, provided that the Shareholder held such Shares in Chase Money Market Fund Shares as a capital asset; and (viii) Chase Vista Prime Money Market Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by Chase Money Market Fund.

    MFIT has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

CAPITALIZATION

    Because Chase Money Market Fund will be combined with Chase Vista Prime Money Market Fund in the Reorganization, the total capitalization of Chase Vista Prime Money Market Fund after the Reorganization is expected to be greater than the current capitalization of Chase Money Market Fund. The following table sets forth as of August 31, 2000: (i) the capitalization of Chase Money Market Fund;
(ii) the capitalization of Chase Vista Prime Money Market Fund; and (iii) the pro forma capitalization of Chase Vista Prime Money Market Fund as adjusted to give effect to the proposed Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of Chase Vista Prime Money Market Fund and Chase Money Market Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each fund.

                                     CHASE MONEY   CHASE VISTA PRIME     PRO FORMA
                                     MARKET FUND   MONEY MARKET FUND     COMBINED
                                     ------------  -----------------  ---------------
Total Net Assets
  Vista Class Shares...............  $        --    $ 1,475,054,000   $ 1,475,280,918
  Premier Class Shares.............           --      1,841,253,000     2,185,031,554
  Institutional Class Shares.......           --      9,430,011,000     9,430,011,000
  B Class Shares...................           --         10,939,000        10,939,000
  C Class Shares...................           --             44,000            44,000
  Reserve Class Shares.............           --              1,205             1,205
  Investor Class Shares............      226,918                 --                --
  Premier Class Shares.............  343,778,554                 --                --
                                     ------------   ---------------   ---------------
    Total..........................  $344,005,472   $12,757,302,205   $13,101,307,677
                                     ============   ===============   ===============
Shares Outstanding
  Vista Class Shares...............           --      1,478,705,831     1,478,932,746
  Premier Class Shares.............           --      1,841,212,524     2,184,990,632
  Institutional Class Shares.......           --      9,426,519,136     9,426,519,136
  B Class Shares...................           --         10,940,645        10,940,645
  C Class Shares...................           --             43,677            43,677
  Reserve Class Shares.............           --              1,205             1,205
  Investor Class Shares............      226,915                 --                --
  Premier Class Shares.............  343,778,108                 --                --
                                     ------------   ---------------   ---------------
    Total..........................  344,005,023     12,757,423,018    13,101,428,041
                                     ============   ===============   ===============
Net Asset Value Per Share
  Vista Class Shares...............           --              $1.00             $1.00
  Premier Class Shares.............           --              $1.00             $1.00
  Institutional Class Shares.......           --              $1.00             $1.00
  B Class Shares...................           --              $1.00             $1.00
  C Class Shares...................           --              $1.00             $1.00
  Reserve Class Shares.............           --              $1.00             $1.00
  Investor Class Shares............        $1.00                 --                --
  Premier Class Shares.............        $1.00                 --                --

                              INVESTMENT POLICIES

    The following discussion summarizes some of the investment policies of Chase Vista Prime Money Market Fund. Chase Vista Prime Money Market Fund has similar investment policies to Chase Money Market Fund; however, certain differences are described below. This section is qualified in its entirety by the discussion in the Prospectus and Statement of Additional Information of Chase Vista Prime Money Market Fund, which are incorporated herein by reference.

OBJECTIVE

    Chase Vista Prime Money Market Fund seeks to provide the highest possible level of income while still maintaining liquidity and preserving capital.

MAIN INVESTMENT STRATEGY

    Chase Vista Prime Money Market Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

    Chase Vista Prime Money Market Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations, debt securities issued or guaranteed by qualified banks. These are: U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; foreign banks with the equivalent of more than $10 billion in total assets and which have branches or agencies in the U.S.; other U.S. or foreign commercial banks which the Fund's advisers judge to have comparable credit standing; securities issued or guaranteed by the U.S. Government, its agencies or authorities; asset-backed securities and repurchase agreements.

    The dollar weighted average maturity of Chase Vista Prime Money Market Fund will be 60 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less. THE DOLLAR WEIGHTED AVERAGE MATURITY OF CHASE MONEY MARKET FUND WILL BE 90 DAYS OR LESS.

    Chase Vista Prime Money Market Fund may invest any portion of its assets in debt securities issued or guaranteed by U.S. banks and their foreign branches. These include certificates of deposit, time deposits and banker's acceptances.

    Chase Vista Prime Money Market Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

    Chase Vista Prime Money Market Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

    Chase Vista Prime Money Market Fund seeks to maintain a net asset value of $1.00 per share.

    Chase Vista Prime Money Market Fund may change any of its investment policies (except its investment objective) without shareholder approval. CHASE MONEY MARKET FUND MAY CHANGE ITS INVESTMENT OBJECTIVE WITHOUT SHAREHOLDER APPROVAL.

INVESTMENT RESTRICTIONS

    Chase Vista Prime Money Market Fund and Chase Money Market Fund have each adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

Neither Fund may:

(1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

(2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;
    (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

(3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent either Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by either Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6) issue any senior security (as defined in the 1940 Act), except that
    (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
    (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, each Fund may borrow money as authorized by the 1940 Act; and

(7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as that Fund. For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction
(3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by either Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

(1) Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities).

(2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

(3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

(4) Each Fund may not invest more than 10% of its net assets in illiquid securities.

(5) Each Fund may not write, purchase or sell any put or call option or any combination thereof.

(6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

    For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The procedures for purchases, redemptions and exchanges of shares of Chase Vista Prime Money Market Fund are similar to those of Chase Money Market Fund.

SALES CHARGES AND 12B-1 FEES

    There is no sales charge (sometimes called a "load") to buy Vista Class or Premier Class Shares of Chase Vista Prime Money Market Fund. Unlike with Investor Class Shares of Chase Money Market Fund, there are no ongoing charges (sometimes called "12b-1 fees") that holders of Vista Class or Premier
Class Shares of Chase Vista Prime Money Market Fund pay as long as they own their shares.

BUYING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO PURCHASES OF CHASE VISTA PRIME MONEY MARKET FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    The price shareholders pay for their shares is based on the net asset value per share ("NAV"). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund seeks to maintain a stable NAV of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a Fund's security is different than the price such Fund would receive if it sold the investment.

    The NAV of each class of the Fund's shares is generally calculated by 6:00 pm Eastern time each day such Fund is accepting purchase orders. A shareholder will pay the public offering price which is based on the next NAV calculated after the [Chase Vista] Funds Service Center (the "Center") receives that shareholder's order in proper form. An order is in proper form only after funds are converted into federal funds.

    The Center accepts purchase orders on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open. If an order is received in proper form by 4:00 p.m. (Eastern time), it will be processed at that day's price and the purchaser will be entitled to all dividends declared on that day. If an order is received after 4:00 p.m., it will generally be processed at the next day's price. If a purchaser pays by check for the Fund's shares before 4:00 p.m., it will generally be processed the next day the Fund is open for business.

    A later cut-off time may be permitted for investors buying the Fund's shares (through Chase or a bank affiliate of Chase) so long as such later cut-off time is before the Fund's NAV is calculated. If a shareholder buys through an agent and not directly from the Center, the agent could set earlier cut-off times. The Fund may close earlier a few days each year if the Public Securities Association recommends that the U.S. Government securities market close trading early. Each shareholder must provide a Social Security Number or Taxpayer Identification Number when opening an account.

    The Fund has the right to reject any purchase order.

    Chase Vista Prime Money Market Fund's minimum investment and eligibility requirements will be waived for shareholders of Chase Money Market Fund who receive Chase Vista Prime Money Market Fund Shares in the Reorganization.

    For Vista Class and Premier Class Shares, checks should be made out to Chase Vista Funds in U.S. dollars. Credit cards, cash, or checks from a third party will not be accepted. Shares bought by check may not be sold for 15 calendar days. Shares bought through an Automated Clearing House cannot be sold until the payment clears. This could take more than seven business days. Purchase orders will be canceled if a check does not clear and the investor will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the Center does not receive payment by 4:00 p.m., Eastern time, on the day the shareholder buys.

    Shareholders seeking to buy Vista Class and Premier Class Shares through an investment representative should instruct their representative to contact the Fund. Such representatives may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representative may set different minimum investments and earlier cut-off times.

    A systematic investment plan is available for Vista Class Shares.

SELLING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO SALES OF CHASE VISTA PRIME MONEY MARKET FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Shares of the Fund may be sold on any day the Center is open for trading, either directly to the Fund or through an investment representative. Shareholders of the Fund will receive the next NAV calculated after the Center accepts his or her sale order, less any applicable sales charges.

    Under normal circumstances, if a request is received before 4:00 p.m., Eastern time, the Fund will send the proceeds the same business day. An order to sell shares will not be accepted if the Fund has not collected payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

    Generally, proceeds are sent by electronic transfer or wire for Vista
Class Shares and by wire only for Premier Class Shares. However, for Vista Class, if a shareholder's address of record has changed within the 30 days prior to the sale request or if more than $25,000 of shares is sold by phone, proceeds will be sent only to the bank account on the Fund's records.

    For Vista Class Shares, a shareholder will need to have his or her signature guaranteed if he or she wants payment to be sent to an address other than the one in the Fund's records. Additional documents or a letter from a surviving joint owner may also be needed.

    A shareholder who purchased through an investment representative, or in the case of Premier Class Shares, through a financial service firm, should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

    Shareholders may also sell their shares by contacting the Center directly. Vista Class shareholders may contact 1-800-34-VISTA while Premier
Class shareholders may contact 1-800-62-CHASE.

    A systematic withdrawal plan is available for Vista Class Shares.

EXCHANGING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO EXCHANGES OF CHASE VISTA PRIME MONEY MARKET FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Shares of Chase Vista Prime Money Market Fund may be exchanged for shares in certain other Chase Vista Funds.

    For tax purposes, an exchange is treated as a sale of those shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange. Shareholders who exchange must meet any minimum investment requirements and may have to pay a sales commission.

    The exchange privilege is not a means of short-term trading as this could increase management cost and affect all shareholders of MFT. The Fund reserves the right to limit the number of exchanges or refuse an exchange. Each exchange privilege may also be terminated. The Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING CHASE VISTA PRIME MONEY MARKET FUND

    For Vista Class Shares, Chase Vista Prime Money Market Fund may close an account if the balance falls below $500. Chase Vista Prime Money Market Fund may also close the account if an investor is in the Systematic Investment Plan and fails to meet investment minimums over a 12-month period. For Premier
Class Shares, Chase Vista Prime Money Market Fund may close an account if the balance falls below $100,000 because the investor has sold Shares. At least
60 days' notice will be given before closing the account.

    Unless a shareholder indicates otherwise on his or her account application, the Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Fund will ask that person to confirm the account registration and address to make sure they match those in the Fund records. If they do correspond, the Fund is generally authorized to follow that person's instructions. The Fund will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if that Fund takes reasonable precautions. The Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if the Fund does not follow reasonable procedures.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail instructions to the Fund or contact their investment representative or agent. The Fund may modify or cancel the sale of shares by phone without notice.

    MFT has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.35% of the average daily net assets of the Vista Class Shares and up to 0.25% of the average daily net assets of the Premier Class Shares held by investors serviced by the shareholder servicing agent. The MFT Board has determined that the amount payable for "service fees" (as defined by the National Association of Securities Dealers) for the Fund does not exceed 0.25% of the average annual net assets attributable to the Vista Class Shares of such Fund. MFIT DOES NOT HAVE SIMILAR AGREEMENTS WITH SHAREHOLDER SERVICING AGENTS. ACCORDINGLY, CHASE MONEY MARKET FUND DOES NOT PAY SHAREHOLDER SERVICING FEES.

    Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

    Chase Vista Prime Money Market Fund issues multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

    Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

    VFD is the distributor for Chase Vista Prime Money Market Fund, rather than CFD (which acts as distributor for Chase Money Market Fund).

                            DISTRIBUTIONS AND TAXES

    Each Fund can earn income and realize capital gain. Each Fund will deduct from these earnings any expenses and then pay to shareholders the distributions.

    Each Fund declares dividends on a daily basis, so shares can start earning dividends on the day they are purchased. The Fund distributes the dividends monthly in the form of additional shares, unless the Fund is informed by the shareholder that he or she wants payment in cash or deposited in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which they are received. The Fund distributes any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain

    Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds.

    Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

    If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    Early in each calendar year, each Fund will send its shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    The above is only a general summary of tax implications of investing in these Funds. Shareholders should consult their tax advisors to see how investing in the Funds will affect their own tax situation.

                    COMPARISON OF CHASE MONEY MARKET FUND'S
       AND CHASE VISTA PRIME MONEY MARKET FUND'S ORGANIZATION STRUCTURES

    There are no differences in the organizational structure of Chase Money Market Fund and Chase Vista Prime Money Market Fund. Set forth below are descriptions of the structure, voting rights, shareholder liability and the liability of Trustees.

STRUCTURE OF CHASE MONEY MARKET FUND

    Chase Money Market Fund is organized as a series of MFIT, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFIT's operations are governed by MFIT's Declaration of Trust and By-Laws (the "MFIT Trust Documents") and applicable Massachusetts law. The operations of Chase Money Market Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

STRUCTURE OF CHASE VISTA PRIME MONEY MARKET FUND

    Chase Vista Prime Money Market Fund is organized as a series of MFT, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFT's operations are governed by MFT's Declaration of Trust and By-Laws (the "MFT Trust Documents") and applicable Massachusetts law. The operations of Chase Vista Prime Money Market Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS

    Subject to the provisions of the Trust Documents, the business of Chase Money Market Fund is managed by MFIT's Trustees and the business of Chase Vista Prime Money Market Fund is managed by MFT's Trustees, who serve indefinite terms and have all powers necessary or convenient to carry out their responsibilities. The Trustees and officers of MFIT and MFT are identical.

    Information concerning the current Trustees of the MFIT Board and the MFT Board is set forth later in this document.

SHARES OF FUNDS

    Each of MFIT and MFT is a trust with an unlimited number of authorized shares of beneficial interest, par value $0.001 per share, which may be divided into portfolios or series and classes thereof. Each Fund is one portfolio of a trust, and may issue multiple classes of shares. Each share of a portfolio or class of a trust represents an equal proportionate interest in that portfolio or class with each other share of that portfolio or class. The shares of each portfolio or class of either MFIT or MFT participate equally in the earnings, dividends and assets of the particular portfolio or class. Fractional shares have proportionate rights to full shares. Expenses of MFIT or MFT that are not attributable to a specific portfolio or class will be allocated to all the portfolios of that trust in a manner believed by its management to be fair and equitable. Generally, shares of each portfolio will be voted separately, for example, to approve an investment advisory agreement and shares of each class of each portfolio will be voted separately, for example, to approve a distribution plan, but shares of all series and classes vote together, to the extent required by the 1940 Act, including the election or selection of Trustees and independent accountants. Neither MFIT nor MFT is required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of either MFIT or MFT.

SHAREHOLDER VOTING RIGHTS

    A vacancy in the Board of either MFIT or MFT resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of shares representing two-thirds of the outstanding shares of each portfolio of that trust at a meeting duly called for the purpose. A meeting of shareholders shall be held upon the written request of the holders of shares representing not less than 10% of the outstanding shares entitled to vote on the matters specified in the written request. Upon written request by the holders of shares representing at least $25,000 or 1% of the outstanding shares of that trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trustees will, within five business days after receipt of such request, either provide a list of shareholders or inform such applicants as to the approximate number of shareholders and the approximate costs of mailing the request to them. If the second option is chosen by the Trustees, then the Trustees are generally obligated, upon written request of the applicants, to mail the requested materials to all shareholders of record (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

SHAREHOLDER LIABILITY

    Under Massachusetts law, shareholders of either MFIT or MFT could, under certain circumstances, be held personally liable as partners for the obligations of that trust. However, the Declaration of Trust of each of MFIT and MFT disclaims shareholder liability for acts or obligations of that trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of that trust. The Declaration of Trust of each of MFIT and MFT also provides that the trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of that trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

LIABILITY OF DIRECTORS AND TRUSTEES

    Under the Declaration of Trust of each of MFIT and MFT, the Trustees of that trust are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the Declaration of Trust of each of MFIT and MFT, a Trustee or officer will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.

    The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and Bylaws of each of MFIT and MFT are available without charge upon written request to that trust.

                 INFORMATION RELATING TO THE ADVISORY CONTRACTS

GENERAL INFORMATION

    As noted above, Chase Money Market Fund and Chase Vista Prime Money Market Fund are both managed by Chase pursuant to the Advisory Agreements. Chase has delegated most of its responsibilities with respect to Chase Vista Prime Money Market Fund to CFAM pursuant to a Subadvisory Agreement between Chase and CFAM. As a result, CFAM is responsible for most of the day-to-day management functions for Chase Vista Prime Money Market Fund. In addition, the same portfolio management team is responsible for the day-to-day management for both Chase Vista Prime Money Market Fund and Chase Money Market Fund. It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to CFAM and, thereafter, CFAM will be the sole investment adviser to Chase Vista Prime Money Market Fund and Chase Money Market Fund.

DESCRIPTION OF CHASE

    Chase is an indirect wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company ("CMC"). Chase's principal executive offices are located at 270 Park Avenue, New York, New York 10017. Chase is a New York State chartered bank that provides commercial banking and trust services. As of June 30, 2000, Chase and certain of its affiliates provided investment management services with respect to assets of approximately $250 billion. CMC's principal executive offices are located at 270 Park Avenue, New York, New York 10017. On September 13, 2000, CMC and J.P. Morgan & Co. Incorporated announced that they have agreed to merge. The transaction is expected to close in the first quarter of 2001 and is subject to approval by shareholders of both companies, as well as by U.S. Federal and state and foreign regulatory authorities.

    Under each Advisory Agreement, Chase is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Funds. Chase's responsibilities under each Advisory Agreement including supervising the Funds' investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Funds' investments and complying with regulatory reporting requirements. Chase delegates certain of these responsibilities with respect to Chase Vista Prime Money Market Fund to CFAM. Under each Advisory Agreement, Chase is obligated to furnish employees, office space and facilities required for operation of the Funds.

   EXPENSES AND ADVISORY FEES. Each Advisory Agreement provides that each of Chase Money Market Fund and Chase Vista Prime Money Market Fund, as the case may be, will pay Chase a monthly advisory fee based upon the average daily net assets of such Fund. The annual rate of the advisory fee is 0.30% for Chase Money Market Fund and 0.10% for Chase Vista Prime Money Market Fund. Chase may waive fees from time to time to assist the Funds in maintaining competitive yields.

    Under each Advisory Agreement, except as indicated above, each Fund is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with Chase or any of their affiliates); fees payable to the SEC; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

    For the twelve months ended August 31, 2000, Chase accrued management fees and management fee waivers of approximately $887,000 and $179,000, respectively, for Chase Money Market Fund. For the fiscal year ended August 31, 2000, Chase accrued management fees of approximately $10,633,000 for Chase Vista Prime Money Market Fund.

   SUBCONTRACTING. Chase is authorized by each Advisory Agreement to employ or associate with such other persons or entities as it believes to be appropriate to assist it in the performance of its duties. Any such person is required to be compensated by Chase, not by the Trusts or the relevant Fund, and to be approved by the shareholders of that Fund as required by the 1940 Act.

   LIMITATION ON LIABILITY. Each Advisory Agreement provides that Chase will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by MFIT, MFT or either Fund, as the case may be, in connection with the performance of that Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement. Chase would be as fully responsible to MFIT, MFT or either Fund, as the case may be, or a Fund for the acts of any sub-adviser as it is for its own acts.

   DURATION AND TERMINATION. Each Advisory Agreement continues in effect from year to year with respect to Chase Money Market Fund or Chase Vista Prime Money Market Fund, as the case may be, only so long as such continuation is approved at least annually by (i) the Board of Trustees of either MFIT or MFT, as the case may be, or the majority vote of the outstanding voting securities of such Fund, and (ii) a majority of those Trustees who are neither parties to that Advisory Agreement nor "interested persons," as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, each Advisory Agreement is terminable at any time as to either Fund without penalty by either the MFIT or MFT Board, as the case may be, or by vote of the majority vote of such Fund's outstanding voting securities upon 60 days' written notice to Chase, and by Chase on 60 days' written notice to MFIT or MFT, as the case may be.

DESCRIPTION OF CFAM

    CFAM is a wholly-owned subsidiary of Chase. CFAM is located at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036.

DESCRIPTION OF THE SUBADVISORY AGREEMENT

    Pursuant to the Subadvisory Agreement, Chase delegates to CFAM portfolio management duties. With respect to the day-to-day management of Chase Vista Prime Money Market Fund, CFAM makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. CFAM may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to Chase Vista Prime Money Market Fund under applicable laws and are under the common control of Chase; PROVIDED that (i) all persons, when providing services under the Subadvisory Agreement, are functioning as part of an organized group of persons, and
(ii) such organized group of persons is managed at all times by authorized officers of CFAM.

    Chase and CFAM bear all expenses in connection with the performance of their respective services under the Subadvisory Agreement.

    As investment adviser, Chase oversees the management of Chase Vista Prime Money Market Fund under the Subadvisory Agreement, and, subject to the general supervision of the MFT Board, makes recommendations and provides guidelines to CFAM based on general economic trends and macroeconomic factors. Among the recommendations that may be provided by Chase to CFAM are guidelines and benchmarks against which Chase Vista Prime Money Market Fund would be managed. From the fee paid by Chase Vista Prime Money Market Fund under the Advisory Agreement to Chase, Chase bears responsibility for payment of subadvisory fees to CFAM. Therefore, Chase Vista Prime Money Market Fund does not bear any increase in advisory fee rates resulting from the Subadvisory Agreement. The Subadvisory Agreement provides that CFAM is entitled to receive from Chase, out of its advisory fee, a monthly management fee as disclosed below under "Subadvisory Fee."

   DURATION AND TERMINATION. The Subadvisory Agreement will continue for successive one-year periods, provided that such continuation is specifically approved at least annually (i) by the MFT Board, or by a majority of the outstanding voting securities of Chase Vista Prime Money Market Fund and, in each case, (ii) by a majority of the Trustees who are not interested persons of the Fund, Chase or CFAM, by vote cast in person at a meeting called for such purposes. The Subadvisory Agreement is terminable at any time, without penalty, by vote of the MFT Board, by Chase by the majority of the outstanding voting securities of

Chase Vista Prime Money Market Fund, or by CFAM upon 60 days' written notice. The Subadvisory Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

   SUBADVISORY FEE. As compensation for its services, CFAM receives a fee from Chase. The fee is at the annual rate of 0.03% of the average daily net assets of Chase Vista Prime Money Market Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the 0.03% annual subadvisory fee percentage rate and multiplying this product by the value of the net assets of Chase Vista Prime Money Market Fund at the close of business on the previous business day of MFT.

    For the fiscal year ended August 31, 2000, Chase paid approximately $3,190,000 in subadvisory fees to CFAM. THIS FEE WAS PAID BY CHASE OUT OF THE ADVISORY FEE IT RECEIVED FOR CHASE VISTA PRIME MONEY MARKET FUND AND WAS NOT AN ADDITIONAL CHARGE TO THE FUND.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    Chase, as the investment adviser to both Chase Money Market Fund and Chase Vista Prime Money Market Fund, has responsibilities with respect to each Fund's portfolio transactions and brokerage arrangements pursuant to the Fund's policies, subject to the overall authority of either the MFIT or MFT Board, as the case may be. In addition, the Subadvisory Agreement with CFAM currently provides that CFAM's responsibilities with respect to portfolio transactions and brokerage arrangements will be equivalent to those of Chase under the Advisory Agreements. Accordingly, the description below of Chase's responsibilities under each Advisory Agreement would also apply to the subadviser's responsibilities under the Subadvisory Agreement.

    Under each Advisory Agreement, Chase, subject to the general supervision of the applicable Board, is responsible for the placement of orders for the purchase and sale of portfolio securities for each of Chase Money Market Fund and Chase Vista Prime Money Market Fund with brokers and dealers selected by Chase. These brokers and dealers may include brokers or dealers affiliated with Chase to the extent permitted by the 1940 Act and that trust's policies and procedures applicable to the Funds. Chase shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to such Fund. In assessing the best overall terms available for any transaction, Chase shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to Chase, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall Chase be under any duty to obtain the lowest commission or the best net price for a Fund on any particular transaction, nor shall Chase be under any duty to execute any order in a fashion either preferential to such Fund relative to other accounts managed by Chase or otherwise materially adverse to such other accounts.

    In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to Chase, a Fund and/or the other accounts over which Chase exercises investment discretion. Chase is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Chase determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Chase with respect to accounts over which it exercises investment discretion. Chase shall report to the MFIT Board or the MFT Board, as the case may be, regarding overall commissions paid by a Fund and their reasonableness in relation to the benefits to such Fund.

    In executing portfolio transactions for Chase Money Market Fund or Chase Vista Prime Money Market Fund, Chase may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other funds or its other clients if, in Chase's reasonable judgment, such aggregation (i) will result in an overall economic benefit to such fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in MFIT's or MFT's registration statement, as the case may be, and such Fund's Prospectus and Statement of Additional Information. In such event, Chase will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to such Fund and such other clients.

    It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which Chase exercises investment discretion. Conversely, MFIT or any of its portfolios, including Chase Money Market Fund and MFT or any of its portfolios, including Chase Vista Prime Money Market Fund, may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

                               BOARD OF TRUSTEES

    The Trustees for MFIT and MFT are identical. Set forth below are the current members of the MFIT Board and the MFT Board.

NAME                           PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                           ------------------------------------------
Fergus Reid, III           Chairman of the Trust. Chairman and Chief
                           Executive Officer, Lumelite Corporation, since
                           September 1985; Trustee, Morgan Stanley Funds.
                           Age: 67. Address: 202 June Road, Stamford, CT
                           06903.

*H. Richard Vartabedian    Trustee and President of the Trust. Investment
                           Management Consultant, formerly, Senior Investment
                           Officer, Division Executive of the Investment
                           Management Division of The Chase Manhattan Bank,
                           N.A., 1980 through 1991. Age: 64. Address:
                           P.O. Box 296, Beach Road, Hendrick's Head,
                           Southport, ME 04576.

William J. Armstrong       Trustee. Consultant, Eduneering, Inc.; formerly
                           Vice President and Treasurer, Ingersoll-Rand
                           Company. Age: 58. Address: 287 Hampshire Ridge,
                           Park Ridge, NJ 07656.

John R.H. Blum             Trustee. Attorney in private practice; formerly,
                           partner in the law firm of Richards, O'Neil &
                           Allegaert; Commissioner of Agriculture -- State of
                           Connecticut, 1992-1995. Age: 70. Address: 322 Main
                           Street, Lakeville, CT 06039.

Roland R. Eppley, Jr.      Trustee. Retired; formerly President and Chief
                           Executive Officer, Eastern States Bankcard
                           Association Inc., (1971-1988); Director, Janel
                           Hydraulics, Inc.; Director of The Hanover
                           Funds, Inc. Age: 67. Address: 105 Coventry Place,
                           Palm Beach Gardens, FL 33418.

Stuart W. Cragin, Jr.      Trustee. Retired; formerly President, Fairfield
                           Testing Laboratory, Inc. He has previously served
                           in a variety of marketing, manufacturing and
                           general management positions with Union Camp
                           Corp., Trinity Paper & Plastics Corp., and Conover
                           Industries. Age: 66. Address: 108 Valley Road, Cos
                           Cob, CT 06807.

Joseph J. Harkins          Trustee. Retired; formerly Commercial Sector
                           Executive and Executive Vice President of The
                           Chase Manhattan Bank, N.A. from 1985 through 1990.
                           He had been employed by Chase in numerous
                           capacities and offices from 1954 through 1990.
                           Director of Jefferson Insurance Company of New
                           York and Monticello Insurance Company. Age: 69.
                           Address: 257 Plantation Circle South, Ponte Vedra
                           Beach, FL 32082.

*Sarah E. Jones            Trustee. President and Chief Operating Officer of
                           Chase Mutual Funds Corp.; formerly Managing
                           Director for the Global Asset Management and
                           Private Banking Division of The Chase Manhattan
                           Bank. Age: 47. Address: Chase Mutual Funds Corp.,
                           1211 Avenue of the Americas, 41st Floor, New York,
                           New York 10081.

W.D. MacCallan             Trustee. Director of The Adams Express Co. and
                           Petroleum & Resources Corp. Retired; formerly
                           Chairman of the Board and Chief Executive Officer
                           of The Adams Express Co. and Petroleum & Resources
                           Corp.; Director of The Hanover Funds, Inc. and The
                           Hanover Investment Funds, Inc. Age: 72. Address:
                           624 East 45th Street, Savannah, GA 31405.

George E. McDavid          Trustee. President, Houston Chronicle Publishing
                           Company. Age: 69. Address: P.O. Box 2558,
                           Houston, TX 77252.

W. Perry Neff              Trustee. Retired; Independent Financial
                           Consultant; Director of Petroleum & Resources
                           Corp. and The Adams Express Co. Age: 73. Address:
                           RR 1 Box 102, Weston, VT 05181.

*Leonard M. Spalding, Jr.  Trustee. Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital
                           Management; Chief Investment Executive of The
                           Chase Manhattan Bank. Age: 64. Address: 2025
                           Lincoln Park Road, Springfield, KY 40069.

Richard E. Ten Haken       Trustee. Chairman of the Audit Committee. Formerly
                           District Superintendent of Schools, Monroe No. 2
                           and Orleans Counties, New York; Chairman of the
                           Board and President, New York State Teachers'
                           Retirement System. Age: 65. Address: 4 Barnfield
                           Road, Pittsford, NY 14534.

NAME                           PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                           ------------------------------------------
Irving L. Thode            Trustee. Retired; formerly Vice President of
                           Quotron Systems. He has previously served in a
                           number of executive positions with Control Data
                           Corp., including President of its Latin American
                           Operations, and General Manager of its Data
                           Services business. Age: 69. Address: 80 Perkins
                           Road, Greenwich, CT 06830.

------------------------

  * Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of either Trust solely by reason of being an officer of either Trust.

    The executive officers of MFIT and MFT are identical. Set forth below as to each executive officer of MFIT and MFT is his or her name, age, principal occupation during the past five years and other directorships held in public companies.

NAME AND POSITION      AGE  PRINCIPAL OCCUPATION AND OTHER INFORMATION
-----------------      ---  ------------------------------------------

Martin R. Dean         37   Treasurer and Assistant Secretary. Vice
                            President, Administration Services, BISYS
                            Fund Services, Inc.; formerly Senior
                            Manager, KPMG Peat Marwick (1987-1994).
                            Address: 3435 Stelzer Road, Columbus, OH
                            43219.

Lisa Hurley            45   Secretary. Senior Vice President and
                            General Counsel, BISYS Fund
                            Services, Inc.; formerly Counsel to Moore
                            Capital Management and General Counsel to
                            Global Asset Management and Northstar
                            Investments Management. Address: 90 Park
                            Avenue, New York, NY 10016.

Vicky M. Hayes         37   Assistant Secretary. Vice President and
                            Global Marketing Manager, Vista Fund
                            Distributors, Inc.; formerly Assistant
                            Vice President, Alliance Capital
                            Management and held various positions with
                            J. & W. Seligman & Co. Address: 1211
                            Avenue of the Americas, 41st Floor, New
                            York, NY 10081.

Alaina Metz            33   Assistant Secretary. Chief Administrative
                            Officer, BISYS Fund Services, Inc.;
                            formerly Supervisor, Blue Sky Department,
                            Alliance Capital Management L.P. Address:
                            3435 Stelzer Road, Columbus, OH 43219.

    The Trustees and officers of MFIT and MFT appearing in the tables above also serve in the same capacities with respect to Mutual Fund Group, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with MFIT and MFT, are referred to as the "Chase Vista Funds").

TRANSACTIONS WITH AND REMUNERATION OF TRUSTEES AND OFFICERS

    No compensation, direct or otherwise, other than through fees paid to Chase or CFAM, is payable by either MFIT or MFT to any of its officers or Trustees who are affiliated with Chase or CFAM (or any of their affiliates). Those Trustees who are not affiliated with Chase or its affiliates will be paid an annual fee plus a fee for each meeting of the Board of Trustees or any committee thereof that such Trustee attends, together with reimbursement for reasonable expenses incurred in attending such meetings. Chase, CFAM and their affiliates have had, and expect in the future to have, banking and other business transactions in the ordinary course of business with corporations of which those Trustees who are not "interested persons" of Chase or CFAM are directors or officers. Any such transactions are made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, where applicable, interest rates, collateral, fees and other charges, and do not involve more than the normal risk of collectibility (in the case of loans) or present other unfavorable features.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the MFIT Board for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. MFIT's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition, MFIT may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of MFIT to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Chase Money Market Fund Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to MFIT a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

    Only Chase Money Market Fund Shareholders of record at the close of business on November 10, 2000 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted 250,952,045.91 Chase Money Market Fund Shares. Each share or fraction thereof is entitled to one vote or fraction thereof.

    The presence in person or by proxy of Shareholders that own a majority of the outstanding Chase Money Market Fund Shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, or the Chase Money Market Fund Shareholders determine to adjourn the Meeting for any other reason, the Chase Money Market Fund Shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of Chase Money Market Fund Shareholders holding a majority of the Chase Money Market Fund Shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Chase Money Market Fund Shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Chase Money Market Fund Shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

PROXIES

    All Chase Money Market Fund Shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Chase Money Market Fund Shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Chase Money Market Fund Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR the Proposal described in this Combined Prospectus/Proxy Statement. Chase Money Market Fund Shareholders voting to ABSTAIN on the Proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposal, but not as having voted FOR the Proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the Proposal.

    A proxy granted by any Chase Money Market Fund Shareholder may be revoked by such Chase Money Market Fund Shareholder at any time prior to its use by written notice to MFIT, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, Proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    Chase, and not Chase Money Market Fund or Chase Vista Prime Money Market Fund (or shareholders of either fund), will bear the cost of solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Combined Prospectus/Proxy Statement and form of proxy. In addition to solicitations by mail, proxies may also be solicited by officers and regular employees of MFIT by personal interview, by telephone or by telegraph without additional remuneration thereof. Professional solicitors may also be retained.

SHAREHOLDER APPROVALS

    Approval of the Reorganization Plan (and the transactions contemplated thereby) requires the affirmative vote of the lesser of (i) 67% or more of the Chase Money Market Fund Shares present at the Meeting and (ii) more than 50% of all outstanding Chase Money Market Fund Shares. In tallying Chase Money Market Fund Shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will be considered to be a vote against each proposal.

INTERESTED PARTIES

    On the Record Date, the Trustees and officers of Chase Money Market Fund as a group owned less than 1% of the outstanding shares of Chase Money Market Fund. On the Record Date, the name, address and percentage ownership of the shareholders who owned of record more than 5% of the shares of Chase Money Market Fund and the percentage of shares of Chase Vista Prime Money Market Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings at November 10, 2000 are as follows:

                                                           PERCENTAGE OF           PERCENTAGE OF
                                                            CHASE MONEY          CHASE VISTA PRIME
                                                            MARKET FUND      MONEY MARKET FUND SHARES
                                           AMOUNT OF      SHARES OWNED ON           OWNED UPON
            NAME AND ADDRESS             SHARES OWNED       RECORD DATE            CONSUMMATION
   -----------------------------------  ---------------   ----------------   -------------------------
   Karen Walker-Cone                    129,306,000.000        51.52%                  0.58%
   The Mundy Company Retirement Sv
   P.O. Box 72160
   11150 South Wilcrest Drive
   Houston, TX 77272

    At November 10, 2000, the Trustees and officers of MFT as a group owned less than 1% of the outstanding shares of Chase Vista Prime Money Market Fund. At November 10, 2000, the name, address and share ownership of the persons who owned of record more than 5% of the shares of Chase Vista Prime Money Market Fund and the percentage of shares that would be owned by such person upon consummation of the Reorganization based upon their holdings at November 10, 2000 were as follows:

                                                             PERCENTAGE OF     PERCENTAGE OF
                                                              FUND SHARES    FUND SHARES OWNED
                                            AMOUNT OF          OWNED ON             UPON
            NAME AND ADDRESS               SHARES OWNED       RECORD DATE       CONSUMMATION
   -----------------------------------  ------------------   -------------   ------------------
   Chase Manhattan Bank N/A             2,323,588,185.9400      9.59%              9.49%
   Global Investor Services Omnibus AC
   Attn Barrington A. Miller
   3 Chase Metro Tech Center -- 7th
     floor
   Brooklyn, NY 11245
   Chase Manhattan Bank N/A             2,048,959,976.3800      8.46%              8.36%
   Global SEC Services Omnibus
   Attn Barrington A. Miller
   3 Chase Metro Tech Center --
     7thfloor
   Brooklyn, NY 11245

                       ADDITIONAL INFORMATION ABOUT MFIT

    Information about Chase Money Market Fund is included in the Prospectus dated April 30, 2000, which is incorporated by reference herein. Additional information about Chase Money Market Fund is also included in MFIT's Statement of Additional Information dated April 30, 2000, which has been filed with the SEC and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-5-CHASE-0. MFIT is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

                        ADDITIONAL INFORMATION ABOUT MFT

    Information about Chase Vista Prime Money Market Fund is included in the Prospectus dated December 29, 1999, which is incorporated by reference and enclosed herein. Additional information about Chase Vista Prime Money Market Fund is also included in MFT's Statement of Additional Information dated December 29, 1999, which has been filed with the SEC and which is incorporated herein by reference.

Copies of the Statement of Additional information may be obtained without charge by calling 1-800-34-VISTA. MFT is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048 and 500 West Madison Street,
Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the SEC's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS

    The unaudited financial statements and financial highlights and notes thereto of Chase Money Market Fund for the six-month period ended June 30, 2000 and the audited financial statements and financial highlights and notes thereto of Chase Money Market Fund for the fiscal year ended December 31, 1999 and Chase Vista Prime Money Market Fund for the fiscal year ended August 31, 2000, are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/ Proxy Statement. The audited financial statements and financial highlights for Chase Money Market Fund and Chase Vista Prime Money Market Fund have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

                                 OTHER BUSINESS

    The MFIT Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the MFIT Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

    Neither MFIT nor MFT is involved in any litigation that would have any material adverse effect upon either Chase Money Market Fund or Chase Vista Prime Money Market Fund.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to MFIT in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-5-CHASE-0.

                                     * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this 31st day of October, 2000 by and between Mutual Fund Investment Trust (the "Transferor Trust"), a Massachusetts business trust, on behalf of the Chase Money Market Fund (the "Transferor Portfolio") and Mutual Fund Trust (the "Acquiring Trust") and the Chase Vista Prime Money Market Fund (the "Acquiring Portfolio").

    WHEREAS, the Board of Trustees of each of the Transferor Trust and the Acquiring Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, each of the Transferor Trust and the Acquiring Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest, par value $.001 per share, of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.

      (i) The Transferor Trust on behalf of the Transferor Portfolio listed above, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiring Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio, with respect to the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be of the Premier Class share class, in exchange for Premier Class Shares of the Transferor Portfolio, and the Vista Class share class, in exchange for Investor Class Shares of the Transferor Portfolio, with the amounts of shares of each class to be determined by the parties. Any shares of capital stock (if any), par value $.001 per share, of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Transferor Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolio and the Acquiring Portfolio shall be performed by The Chase Manhattan Bank (the "Custodian"), as custodian and pricing agent for the Transferor Portfolio and the Acquiring Portfolio. The determination of said Custodian shall be conclusive and binding on all parties in interest.

      (ii) As of the Effective Time of the Reorganization, the Transferor Trust will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of each Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Transferor Trust shall take all the necessary steps under Massachusetts law, the Transferor Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Transferor Portfolio.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on February 19, 2001, or such later date as may be agreed upon by the parties (the "Exchange Date").

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by the Custodian to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Acquiring Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Transferor Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

      (ii) The number of Premier Class shares of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's Premier Class shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to Premier Class shares by the net asset value per share of the Premier Class shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i). The number of Vista Class shares of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's Investor Class shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to Investor Class shares by the net asset value per share of the Vista Class shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

      (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING TRUST

The Acquiring Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the

Acquiring Portfolio and the Acquiring Trust have all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Acquiring Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectus and statement of additional information of the Acquiring Trust, as amended, included in the Acquiring Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of [August 31, 2000] there were outstanding 1,478,705,831 Vista Class Shares, 1,841,212,524 Premier Class Shares, 9,426,519,136 Institutional Class Shares, 10,940,645 B Class Shares, 43,677 C Class Shares and 1,205 Reserve Class Shares of the Acquiring Portfolio, and no shares of such Portfolio were held in the treasury of the Acquiring Trust. All of the outstanding shares of the Acquiring Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Acquiring Trust portfolio). Because the Acquiring Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the fiscal year ended August 31, 2000, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

    (f) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

    (g) AUTHORITY RELATIVE TO THIS PLAN. The Acquiring Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiring Trust's Board of Trustees and no other proceedings by the Acquiring Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Acquiring Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (h) LIABILITIES. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to August 31, 2000 or otherwise previously disclosed to the Acquiring Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

    (i) NO MATERIAL ADVERSE CHANGE. Since August 31, 2000, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (j) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquiring Trust, threatened which would adversely affect the Acquiring Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Trust or the Acquiring Portfolio and, to the knowledge of the Acquiring Trust, there are no regulatory investigations of the Acquiring Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

    (k) CONTRACTS. No default exists under any material contract or other commitment to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is subject.

    (l) TAXES. The federal income tax returns of the Acquiring Trust with respect to the Acquiring Portfolio, and all other income tax returns required to be filed by the Acquiring Trust with respect to the Acquiring Portfolio, have been filed for all taxable years to and including August 31, 1999, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Acquiring Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Trust with respect to the Acquiring Portfolio have been paid so far as due.

    (m) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR TRUST

The Transferor Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Transferor Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of Transferor Portfolio and the Transferor Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Transferor Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectus and statement of additional information of the Transferor Trust, as amended, included in the Transferor Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Transferor Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of August 31, 2000 there were outstanding 226,915 Investor Class shares and 343,778,108 Premier Class shares of the Transferor Portfolio, and no shares of such Portfolio were held in the treasury of the Transferor Trust. All of the outstanding shares of the Transferor Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Transferor Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Transferor Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Transferor Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Transferor Trust). All of the Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements for the Transferor Trust with respect to the Transferor Portfolio for the fiscal year ended December 31, 1999, which have been audited by PricewaterhouseCoopers LLP, and the unaudited financial statements for the Trust with respect to the Transferor Portfolio for the six months ended June 30, 2000 fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) AUTHORITY RELATIVE TO THIS PLAN. The Transferor Trust, on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor Trust's Board of Trustees and no other proceedings by the Transferor Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Transferor Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (g) LIABILITIES. There are no liabilities of the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor Trust's Financial Statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to June 30, 2000 or otherwise previously disclosed to the Transferor Trust with respect to the Transferor Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolio.

    (h) NO MATERIAL ADVERSE CHANGE. Since December 31, 1999, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (i) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Transferor Trust, threatened which would adversely affect the Transferor Trust or the Transferor Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Transferor Trust or the Transferor Portfolio and, to the knowledge of the Transferor Trust, there are no regulatory investigations of the Transferor Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (j) CONTRACTS. The Transferor Trust, on behalf of the Transferor Portfolio, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolio without liability to the Transferor Trust or the Transferor Portfolio as of or prior to the Effective Time of the Reorganization.

    (k) TAXES. The federal income tax returns of the Transferor Trust with respect to the Transferor Portfolio, and all other income tax returns required to be filed by the Transferor Trust with respect to each Transferor Portfolio, have been filed for all taxable years to and including December 31, 1999, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Transferor Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor Trust with respect to the Transferor Portfolio have been paid so far as due.

    (l) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING TRUST

The Acquiring Trust covenants to the following:

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Acquiring Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio shareholders' meeting referred to in
Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Acquiring Trust agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Trust shall furnish such data and information relating to the Acquiring Trust as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolio's shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (c) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Acquiring Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR TRUST

The Transferor Trust covenants to the following:

    (a) MEETING OF THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Trust shall call and hold a meeting of the shareholders of the Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) PORTFOLIO SECURITIES. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will provide the Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable, to the extent permitted by its investment objective and policies and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

    (c) REGISTRATION STATEMENT. In connection with the preparation of the Registration Statement, the Transferor Trust will cooperate with the Acquiring Trust and will furnish to the Acquiring Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio's shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Transferor Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolio for use in the registration statement, prospectus or statement of additional information as provided in this
Section 5(c).

    (d) COOPERATION IN EFFECTING REORGANIZATION. The Transferor Trust agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

    (e) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Transferor Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    (f) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Transferor Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR TRUST

The obligations of the Transferor Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Acquiring Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of each of the Acquiring Portfolio since August 31, 2000.

    (c) REGULATORY APPROVAL. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

    (d) TAX OPINION. The Transferor Trust shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Transferor Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to the Transferor Portfolio and the Acquiring Portfolio, and to shareholders of each Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this

Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of the Transferor Trust will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to the Transferor Portfolio and the Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolio or the Acquiring Portfolio upon the transfer of all the assets and liabilities, if any, of the Transferor Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of the Transferor Portfolio upon the exchange of shares of such Transferor Portfolio solely for shares of the Acquiring Portfolio; (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and
(v) the holding period and tax basis of the assets of the Transferor Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Transferor Portfolio immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Shareholder Approval shall have been obtained.

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Transferor Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio since December 31, 1999.

    (c) PORTFOLIO SECURITIES. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by The Chase Manhattan Bank, in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

    (d)  REGULATORY APPROVAL. The Regulatory Approvals shall have been obtained.

    (e) DISTRIBUTION OF INCOME AND GAINS. The Transferor Trust on behalf of the Transferor Portfolio shall have distributed to the shareholders of the Transferor Portfolio all of the Transferor Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in
Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

    (f)  TAX OPINION. The Acquiring Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The parties hereto may, by agreement in writing authorized by the Board of Trustees amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, either the Transferor Trust or the Acquiring Trust may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

    (c) TERMINATION BY THE TRANSFEROR TRUST. The Transferor Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio at any time prior to the Effective Time of the

Reorganization by notice to the Acquiring Portfolio and The Chase Manhattan Bank if (i) a material condition to the performance of the Transferor Trust hereunder or a material covenant of the Acquiring Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Trust.

    (d) TERMINATION BY THE ACQUIRING TRUST. The Acquiring Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Transferor Trust and The Chase Manhattan Bank if (i) a material condition to the performance of the Acquiring Trust hereunder or a material covenant of the Transferor Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor Trust.

    (e) TERMINATION BY THE TRANSFEROR TRUST. This Plan may be terminated by the Transferor Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or The Chase Manhattan Bank on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio.

    (f) TERMINATION BY THE ACQUIRING TRUST. This Plan may be terminated by the Acquiring Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or The Chase Manhattan Bank on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Acquiring Portfolio.

    (g) SURVIVAL. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

 9. EXPENSES

    (a) The expenses of the Reorganization will be borne by The Chase Manhattan Bank. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees;
(vii) legal fees; and (viii) solicitation costs relating to the Reorganization. In addition, Chase will waive fees payable to it or reimburse expenses to the extent necessary such that the actual (post-waiver) total expense ratios of the Acquiring Portfolio are not higher than those of the Transferor Portfolio as set forth in the Registration Statement for a period of one year after the Exchange Date.

10. NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Transferor Trust (for itself or on behalf of the Transferor Portfolio) or the Acquiring Trust (for itself or on behalf of the Acquiring Portfolio):

1211 Avenue of the Americas
41st Floor
New York, New York 10036

with a copy to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
Attention: Cynthia G. Cobden, Esq.

11. RELIANCE

    All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Trust and the Acquiring Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

    (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

    (c) This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    (d) This Plan shall bind and inure to the benefit of the Transferor Trust, the Transferor Portfolio, the Acquiring Trust and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

    (e) The name "Mutual Fund Investment Trust" is the designation of its Trustees under a Declaration of Trust dated October 1, 1997, as amended, and all persons dealing with the Transferor Trust must look solely to the Transferor Trust's property for the enforcement of any claims against the Transferor Trust, as neither the Transferor Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Transferor Trust. No series of the Transferor Trust shall be liable for claims against any other series of the Transferor Trust.

    (f) The name "Mutual Fund Trust" is the designation of its Trustees under a Declaration of Trust dated December 1, 1994, as amended, and all persons dealing with the Acquiring Trust must look solely to the Acquiring Trust's property for the enforcement of any claims against the Acquiring Trust, as neither the Acquiring Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Trust. No series of the Acquiring Trust shall be liable for claims against any other series of the Acquiring Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                          MUTUAL FUND INVESTMENT TRUST

                                          on behalf of Chase Money Market Fund

                                          By:
                                        ________________________________________
                                              Name:
                                              Title:

                                          MUTUAL FUND TRUST

                                          on behalf of Chase Vista Prime Money
                                          Market Fund

                                          By:
                                        ________________________________________
                                              Name:
                                              Title:

Agreed and acknowledged with respect to Section 9:

THE CHASE MANHATTAN BANK

By: ________________________________________
    Name:
    Title:

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